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                                                                    EXHIBIT 4.4


            SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT



         THIS SECOND AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of the 29th day of June, 1998 (this "Agreement"), is made by each of the undersigned Subsidiaries of LASON, INC., a Delaware corporation (the "Borrower"), and by each other Subsidiary that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit D (a "Pledge Accession"; the undersigned and such other Subsidiaries, collectively, the "Pledgors"), in favor of FIRST UNION NATIONAL BANK, as agent for the banks and other financial institutions (collectively, the "Lenders") party to the Credit Agreement referred to below (in such capacity, the "Agent"), for the benefit of the Secured Parties (as hereinafter defined). Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement referred to below.


                                    RECITALS

         A. Certain of the undersigned Subsidiaries, the Lenders and the Agent have heretofore entered into an Amended and Restated Security Agreement dated February 21, 1997 (the "Amended and Restated Security Agreement"). This Agreement is an amendment to, and is in substitution and replacement of the Amended and Restated Security Agreement.

         B. Certain of the undersigned Subsidiaries, the Lenders and the Agent have heretofore entered into an Amended and Restated Pledge Agreement dated February 21, 1997 (the "Amended and Restated Pledge Agreement"). This Agreement is an amendment to, and is in substitution and replacement of the Amended and Restated Pledge Agreement.

         C. Certain of the undersigned Subsidiaries, the Lenders and the Agent have heretofore entered into an Amended and Restated Subsidiary Guarantor Security Agreement dated February 21, 1997 (the "Subsidiary Guarantors' Amended and Restated Security Agreement"). This Agreement is an amendment to, and is in substitution and replacement of the Subsidiary Guarantors' Amended and Restated Security Agreement.

         D. The Borrower, the Lenders and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of the date hereof (together with any amendments, modifications and supplements thereto, any replacements, renewals, extensions and restatements thereof, and any substitutes therefor, in whole or in part, the "Credit Agreement"), the provisions of which are hereby incorporated by reference. Capitalized terms that are not defined herein shall have the meanings assigned to such terms in the Credit Agreement.


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         E. Pursuant to the terms and conditions of the Credit Agreement, the
Lenders have agreed to make certain loans in the aggregate principal amount of up to $150,000,000, which amount may be increased up to $200,000,000 under the terms and conditions of the Credit Agreement.

         F. As a condition to the extension of credit to the Borrower under the Credit Agreement, the Lenders are requiring, among other things, that the Borrower secure its Obligations through the pledge of its Equity Interest in each of its Subsidiaries as provided herein.

         G. As a further condition to the extension of credit to the Borrower under the Credit Agreement, each of the Pledgors that is a party to this Agreement as of the date hereof has entered into a Second Amended and Restated Subsidiary Guaranty dated as of the date hereof (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), pursuant to which each such Pledgor has guaranteed to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents. Additionally, certain other Subsidiaries of the Borrower may from time to time after the date hereof enter into the Subsidiary Guaranty, pursuant to which such Subsidiaries will guarantee to the Secured Parties the payment in full of the Obligations of the Borrower under the Credit Agreement and the other Credit Documents.

         H. As a further condition to the extension of credit to the Borrower under the Credit Agreement, the Lenders are requiring, among other things, that the Subsidiaries secure their Obligations by granting the Agent, for the benefit of the Lenders, a security interest in the Collateral on the terms and conditions set forth herein.

         G. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the execution and delivery of this Agreement by the Pledgors.

         H. The Pledgors will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.


                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Pledgor hereby agrees as follows:

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                                    ARTICLE I

                                   DEFINITIONS

         1.1 Defined Terms. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms shall have the meanings set forth below:

         "Accounts" shall mean, collectively, all of each Pledgor's accounts, as defined in the Uniform Commercial Code, including, without limitation, all of such Pledgor's accounts receivable, all rights to payment for goods sold or leased or to be sold or to be leased (including all rights to returned or repossessed goods) or for services rendered at any time or for services to be rendered (including any rights to stoppage in transit, repossession and reclamation and other rights of an unpaid vendor or secured party), all rights under or evidenced by book debts, notes, bills, drafts or acceptances, all Instruments evidencing or relating to any of the foregoing, and all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising.

         "Collateral" shall have the meaning given to such term in SECTION 2.1.

         "Collateral Accounts" shall have the meaning given to such term in
SECTION 6.3.

          "Contracts" shall mean, collectively, all rights of each Pledgor under all leases, contracts and agreements to which such Pledgor is now or hereafter a party, including, without limitation, all rights, privileges and powers under Investment Agreements and Licenses, together with any and all extensions, modifications, amendments and renewals of such leases, contracts and agreements and all rights of such Pledgor to receive moneys due or to become due thereunder or pursuant thereto and to amend, modify, terminate or exercise rights under such leases, contracts and agreements, but excluding rights under (but not excluding Proceeds of) any lease, contract or agreement (including, without limitation, any License) that by the terms thereof, or under applicable law, cannot be assigned or a security interest granted therein in the manner contemplated by this Agreement unless consent from the relevant party or parties has been obtained and under the terms of which lease, contract or agreement any such assignment or grant of a security interest therein in the absence of such consent would, or could, result in the termination thereof, but only to the extent that (y) such rights are subject to such contractual or legal restriction and (z) such restriction is not, or could not be, rendered ineffective pursuant to the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity.

         "Copyrights" shall mean, collectively, all of each Pledgor's copyrights, copyright registrations and applications for copyright registration, whether under the laws of the United States or any other country or jurisdiction, including all recordings, supplemental registrations and derivative or collective work registrations, and all renewals and extensions thereof, in each case whether now owned or existing or hereafter acquired or arising.

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         "Copyright Collateral" shall mean, collectively, all Copyrights and
Copyright Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Copyright or Copyright License, in each case whether now owned or existing or hereafter acquired or arising.

         "Copyright License" shall mean any agreement now or hereafter in effect granting any right to any third party under any Copyright now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Copyright herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

         "Deposit Accounts" shall mean, collectively, all of each Pledgor's deposit accounts maintained with the Agent or any other bank or depository institution, whether now owned or existing or hereafter acquired or arising and including, without limitation, and any Collateral Accounts, together with all funds held from time to time therein and all certificates and instruments from time to time representing, evidencing or deposited into such accounts.

         "Equipment" shall mean, collectively, all of each Pledgor's equipment, as defined in the Uniform Commercial Code, including, without limitation, all machinery, equipment, computer equipment and software, parts, supplies, appliances, fittings, furniture and fixtures of every kind and nature, wherever located and whether or not affixed to any real property, all Mobile Goods, and all accessions, accessories, additions, attachments, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired.

         "Equity Interests" shall mean, collectively, all of the issued and outstanding shares, interests or other equivalents of capital stock of any corporation at any time now or hereafter owned by any Pledgor (including, without limitation, any corporation that is or hereafter becomes a Subsidiary of such Pledgor), whether voting or non-voting and whether common or preferred; all partnership, joint venture, limited liability company or other equity interests in any Person not a corporation at any time now or hereafter owned by any Pledgor (including, without limitation, any such Person that is or hereafter becomes a Subsidiary of such Pledgor); all options, warrants and other rights to acquire, and all securities convertible into, any of the foregoing; all rights to receive interest, income, dividends, distributions, returns of capital and other amounts (whether in cash, securities, property, or a combination thereof), and all additional stock, warrants, options, securities, interests and other property, from time to time paid or payable or distributed or distributable in respect of any of the foregoing (but subject to the provisions of SECTION 5.3), including, without limitation, all rights of such Pledgor to receive amounts due and to become due under or in respect of any Investment Agreement or upon the termination thereof; all rights of access to the books and records of any such Person; and all other rights, powers, privileges, interests, claims and other property in any manner arising out of or relating to any of the foregoing, of whatever kind or character (including any tangible or intangible property or interests therein), and whether provided by contract or granted or available under applicable law in connection therewith, including, without limitation, such Pledgor's right to vote and to manage and administer the business of any such Person pursuant to any applicable

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Investment Agreement; together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing, in each case whether now owned or existing or hereafter acquired or arising provided, however, that "Equity Interests" as applied to any issue of such interests not incorporated in any state of the United States shall not exceed at any time 65% of the shares of any class of the Equity Interests of such issuer, and any Equity Interests of such issuer in excess of 65% of the Equity Interests of such issuer held at any time by the Agent shall not be "Equity Interests" hereunder and shall not be subject to the security interest granted hereby and shall be held by the Agent solely for the benefit of the Borrower.

         "General Intangibles" shall mean, collectively, all of each Pledgor's general intangibles, as defined in the Uniform Commercial Code, including, without limitation, all Contracts, all Copyright Collateral, all Patent Collateral, all Trademark Collateral, all inventions, designs, trade secrets, trade processes, confidential or proprietary technical or business information, know-how, registrations, licenses, permits and franchises, all rights under or evidenced by choses in action, causes of action or Instruments, all indebtedness, obligations and other amounts at any time owing to such Pledgor from any Person and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts (including, without limitation, all Intercompany Obligations), all judgments, tax refund claims, claims against carriers and shippers, claims under liens and insurance policies, all rights under security agreements, guarantees, indemnities and other instruments and contracts securing or otherwise relating to any of the foregoing, all invoices, customer lists, books and records, ledger and account cards, computer tapes, disks, software, printouts and other corporate or business records relating to the foregoing, and all other intangible personal property of every kind and nature, and all accessions, additions, improvements, modifications and upgrades to, replacements of and substitutions for the foregoing, in each case whether now owned or existing or hereafter acquired or arising, but excluding Accounts and excluding leases, contracts and agreements (including, without limitation, Licenses) to the extent excluded from Contracts under the definition of such term herein.

         "Instruments" shall mean, collectively, all instruments, chattel paper or documents, each as defined in the Uniform Commercial Code, of each Pledgor, whether now owned or existing or hereafter acquired, including those evidencing, representing, securing, arising from or otherwise relating to any Accounts, Intercompany Obligations or other Collateral, including, without limitation, any promissory notes, drafts, bills of exchange, documents of title and receipts.

         "Intercompany Obligations" shall mean, collectively, all indebtedness, obligations and other amounts at any time owing to any Pledgor from any of its Subsidiaries or Affiliates and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness, obligations or other amounts.

         "Inventory" shall mean, collectively, all of each Pledgor's inventory, as defined in the Uniform Commercial Code, including, without limitation, all goods manufactured, acquired or

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held for sale or lease, all raw materials, component materials, work-in-process and finished goods, all supplies, goods and other items and materials used or consumed in the manufacture, production, packaging, shipping, selling, leasing or furnishing of such inventory or otherwise in the operation of the business of such Pledgor, all goods in which such Pledgor now or at any time hereafter has any interest or right of any kind, and all goods that have been returned to or repossessed by or on behalf of such Pledgor, in each case whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Pledgor or is held by such Pledgor or by others for the account of such Pledgor, and in each case whether now owned or existing or hereafter acquired or arising.

         "Investment Agreement" shall mean any partnership agreement, joint venture agreement, limited liability company operating agreement, stockholders agreement or other agreement creating, governing or evidencing any Equity Interests and to which any Pledgor is now or hereafter becomes a party, as any such agreement may be amended, modified, supplemented, restated or replaced from time to time.

         "License" shall mean any Copyright License, Patent License or Trademark License.

         "Mobile Goods" shall mean, collectively, all of each Pledgor's motor vehicles, tractors, trailers, aircraft, rolling stock and other like property, whether or not the title thereto is governed by a certificate of title or ownership, in each case whether now owned or existing or hereafter acquired.

     "Patents" shall mean, collectively, all of each Pledgor's letters patent, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, including, without limitation, the inventions described therein, all reissues, continuations, divisions, renewals, extensions, continuations-in-part thereof, in each case whether now owned or existing or hereafter acquired or arising.

         "Patent Collateral" shall mean, collectively, all Patents and all Patent Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Patent or Patent License, in each case whether now owned or existing or hereafter acquired or arising.

         "Patent License" shall mean any agreement now or hereafter in effect granting to any third party any right to make, use or sell any invention on which a Patent, now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, is in existence, or granting to any Pledgor any right to make, use or sell any invention on which property of the type described in the definition of Patent herein, now or hereafter owned by any third party, is in existence, and all rights of any Pledgor under any such agreement.

         "Proceeds" shall have the meaning given to such term in SECTION 2.1.

         "Secured Parties" shall mean, collectively, the Lenders (including the Issuing Lender in its capacity as such, and including any Lender in its capacity as a counterparty to any Hedge Agreement with the Borrower) and the Agent.

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         "Securities Act" shall have the meaning given to such term in SECTION
6.5.

         "Specified Contracts" shall have the meaning given to such term in
SECTION 3.8.

         "Trademarks" shall mean, collectively, all of each Pledgor's trademarks, service marks, trade names, corporate and company names, business names, logos, trade dress, trade styles, other source or business identifiers, designs and general intangibles of a similar nature, whether under the laws of the United States or any other country or jurisdiction, all recordings and registrations thereof and applications therefor, all renewals and extensions thereof, all rights corresponding thereto, and all goodwill associated therewith or symbolized thereby, in each case whether now owned or existing or hereafter acquired or arising.

         "Trademark Collateral" shall mean, collectively, all Trademarks and Trademark Licenses to which any Pledgor is or hereafter becomes a party and all other General Intangibles embodying, incorporating, evidencing or otherwise relating or pertaining to any Trademark or Trademark License, in each case whether now owned or existing or hereafter acquired or arising.

         "Trademark License" shall mean any agreement now or hereafter in effect granting any right to any third party under any Trademark now or hereafter owned by any Pledgor or which any Pledgor otherwise has the right to license, or granting any right to any Pledgor under any property of the type described in the definition of Trademark herein now or hereafter owned by any third party, and all rights of any Pledgor under any such agreement.

         "Uniform Commercial Code" shall mean the Uniform Commercial Code as the same may be in effect from time to time in the State of North Carolina; provided that if, by reason of applicable law, the validity or perfection of any security interest in any Collateral granted under this Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, then as to the validity or perfection, as the case may be, of such security interest, "Uniform Commercial Code shall mean the Uniform Commercial Code as in effect in such other jurisdiction.

         1.2 Other Terms. All terms in this Agreement that are not capitalized shall have the meanings provided by the Uniform Commercial Code to the extent the same are used or defined therein.


                                  ARTICLE II

                         CREATION OF SECURITY INTEREST

         2.1 Pledge and Grant of Security Interest. Each Pledgor hereby pledges, assigns and delivers to the Agent, for the ratable benefit of the Secured Parties, and grants to the Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of such Pledgor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"):


             (i) all Accounts;


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            (ii) all Contracts;


           (iii) all Deposit Accounts;


            (iv) all Equipment;


             (v) all Equity Interests;


            (vi) all General Intangibles;


           (vii) all Inventory;


          (viii) all Instruments;


            (ix) to the extent not covered or not specifically excluded by clauses (i) through (viii) above, all of such Pledgor's other personal property, whether now owned or existing or hereafter arising or acquired; and


             (x) any and all proceeds, as defined in the Uniform Commercial Code, products, rents and profits of or from any and all of the foregoing and, to the extent not otherwise included in the foregoing,
         (w) all payments under any insurance (whether or not the Agent is the loss payee thereunder), indemnity, warranty or guaranty with respect to any of the foregoing Collateral, (x) all payments in connection with any requisition, condemnation, seizure or forfeiture with respect to any of the foregoing Collateral, (y) all claims and rights to recover for any past, present or future infringement or dilution of or injury to any Copyright Collateral, Patent Collateral or Trademark Collateral, and (z) all other amounts from time to time paid or payable under or with respect to any of the foregoing Collateral (collectively, "Proceeds"). For purposes of this Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, whether voluntarily or involuntarily.

         2.2 Security for Secured Obligations. This Agreement and the Collateral secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of each Pledgor, whether now existing or hereafter incurred, created or arising and whether direct or indirect, absolute or contingent, due or to become due, under, arising out of or in connection with the Credit Agreement, the Subsidiary Guaranty, or any of the other Credit Documents to which it is or hereafter becomes a party, including, without limitation, (i) in the case of the Borrower, all Obligations, including, without limitation, all principal of and interest on the Loans, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance

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laws, whether or not the claim for such interest is allowed in such proceeding), and all obligations of the Borrower to any Lender under any Hedge Agreement, and
(ii) in the case of any Guarantor Pledgor, all of its liabilities and obligations as a Guarantor (as defined in the Subsidiary Guaranty) in respect of the Obligations; and in each case under (i) and (ii) above, (a) all such liabilities and obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become due, and (b) all fees, costs and expenses payable by such Pledgor under SECTION 8.1 (the liabilities and obligations of the Pledgors described in this SECTION 2.2, collectively, the "Secured Obligations").


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Each Pledgor represents and warrants as follows:

         3.1 Ownership of Collateral. Each Pledgor owns, or has valid rights as a lessee or licensee with respect to, all Collateral purported to be pledged by it hereunder, free and clear of any Liens except for the Liens granted to the Agent, for the benefit of the Secured Parties, pursuant to this Agreement, and except for other Permitted Liens. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any government or public office, and no Pledgor has filed or consented to the filing of any such statement or notice, except (i) Uniform Commercial Code financing statements naming the Agent as secured party, (ii) security instruments filed in the U.S. Copyright Office or the U.S. Patent and Trademark Office naming the Agent as secured party and (iii) as may be otherwise permitted by the Credit Agreement.

         3.2 Security Interests; Filings. This Agreement, together with (i) the filing, with respect to each Pledgor, of duly completed and executed Uniform Commercial Code financing statements naming such Pledgor as debtor, the Agent as secured party, and describing the Collateral, in the jurisdictions set forth with respect to such Pledgor on Annex B hereto, which have been duly executed and delivered by the Pledgors and delivered to the Agent for filing, (ii) to the extent required by applicable law, the filing, with respect to each relevant Pledgor, of duly completed and executed assignments in the forms set forth as Exhibits B and C with the U.S. Copyright Office or the U.S. Patent and Trademark Office, as appropriate, with regard to registered Copyright Collateral, Patent Collateral and Trademark Collateral of such Pledgor, as the case may be, (iii) in the case of uncertificated Investments, registration of transfer thereof to the Agent on the issuer's books or the execution by the issuer of a control agreement satisfying the requirements of Section 8-106 (or its successor provision) of the Uniform Commercial Code, (iv) as to Mobile Goods covered by a certificate of title or ownership, the notation of the Agent's security interest therein on the applicable certificates of title or ownership, and (v) the delivery to the Agent of all stock certificates and Instruments included in the Collateral (and assuming continued possession thereof by the Agent), creates, and at all times shall constitute, a valid and perfected security interest in and Lien upon the Collateral in favor of the Agent, for the benefit of the Secured Parties, to the extent a security interest therein can be perfected by such filings or

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possession, as applicable, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest, other than actions required with respect to Collateral of the types excluded from Article 9 of the Uniform Commercial Code or from the filing requirements under such Article 9 by reason of Section 9-104 or 9-302 of the Uniform Commercial Code and other than continuation statements required under the Uniform Commercial Code (it being specifically noted that the Agent may at its option, but shall not be required to, require that any bank or other depository institution at which a Deposit Account is maintained enter into a written agreement or take such other action as may be necessary to perfect the security interest of the Agent in such Deposit Account and the funds therein).

         3.3 Locations. Annex C lists, as to each Pledgor, (i) the addresses of its chief executive office and each other place of business, (ii) the address of each location of all original invoices, ledgers, chattel paper, Instruments and other records or information evidencing or relating to the Collateral of such Pledgor, and (iii) the address of each location at which any Equipment or Inventory (other than Mobile Goods and goods in transit) owned by such Pledgor is kept or maintained, in each instance except for any new locations established in accordance with the provisions of SECTION 4.2. Except as may be otherwise noted therein, all locations identified in Annex C are leased by the applicable Pledgor. No Pledgor presently conducts business under any prior or other corporate or company name or under any trade or fictitious names, except as indicated beneath its name on Annex C, and no Pledgor has entered into any contract or granted any Lien within the past five years under any name other than its legal corporate name or a trade or fictitious name indicated on Annex C.

         3.4 Authorization; Consent. No authorization, consent or approval of, or declaration or filing with, any Governmental Authority (including, without limitation, any notice filing with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) is required for the valid execution, delivery and performance by any Pledgor of this Agreement, the grant by it of the Lien and security interest in favor of the Agent provided for herein, or the exercise by the Agent of its rights and remedies hereunder, except for (i) the filings described in SECTION 3.2, (ii) in the case of Accounts owing from any federal governmental agency or authority, the filing by the Agent of a notice of assignment in accordance with the federal Assignment of Claims Act of 1940, as amended, and (iii) in the case of Equity Interests, such filings and approvals as may be required in connection with a disposition of any such Collateral by laws affecting the offering and sale of securities generally.

         3.5 No Restrictions. There are no statutory or regulatory restrictions, prohibitions or limitations on any Pledgor's ability to grant to the Agent a Lien upon and security interest in the Collateral pursuant to this Agreement or (except for the provisions of the federal Anti-Assignment Act and Anti-Claims Act, as amended) on the exercise by the Agent of its rights and remedies hereunder (including any foreclosure upon or collection of the Collateral), and there are no contractual restrictions on any Pledgor's ability so to grant such Lien and security interest.


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         3.6 Accounts. Each Account is, or at the time it arises will be, (i) a bona fide, valid and legally enforceable indebtedness of the account debtor according to its terms, arising out of or in connection with the sale, lease or performance of goods or services by the Pledgors or any of them, (ii) subject to no offsets, discounts, counterclaims, contra accounts or any other defense of any kind and character, other than warranties and discounts customarily given by the Pledgors in the ordinary course of business and warranties provided by applicable law, (iii) to the extent listed on any schedule of Accounts at any time furnished to the Agent, a true and correct statement of the amount actually and unconditionally owing thereunder, maturing as stated in such schedule and in the invoice covering the transaction creating such Account, and (iv) not evidenced by any chattel paper or other Instrument; or if so, such chattel paper or other Instrument (other than invoices and related correspondence and supporting documentation) shall promptly be duly endorsed to the order of the Agent and delivered to the Agent to be held as Collateral hereunder. To the knowledge of each Pledgor, there are no facts, events or occurrences that would in any way impair the validity or enforcement of any Accounts except as set forth above.

         3.7 Equity Interests. As of the date hereof, the Equity Interests required to be pledged hereunder by each Pledgor that owns any Equity Interests consist of the number and type of shares of capital stock (in the case of issuers that are corporations) or the percentage and type of other Equity Interests (in the case of issuers other than corporations) as described beneath such Pledgor's name in Annex A. All of the Equity Interests have been duly and validly issued and are fully paid and nonassessable (or, in the case of partnership, limited liability company or similar Equity Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer.

         3.8 Specified Contracts. As to each Investment Agreement and each other Material Contract to which any Pledgor is or hereafter becomes a party (the foregoing, collectively, "Specified Contracts"), (i) such Pledgor is not in default in any material respect under such Specified Contract, and to the knowledge of such Pledgor, none of the other parties to such Specified Contract is in default in any material respect thereunder (except as shall have been disclosed in writing to the Agent), (ii) such Specified Contract is, or at the time of execution will be, the legal, valid and binding obligation of all parties thereto, enforceable against such parties in accordance with the respective terms thereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and no defense, offset, deduction or counterclaim will exist thereunder in favor of any such party, (iii) the performance by such Pledgor of its obligations under such Specified Contract in accordance with its terms will not contravene any Requirement of Law or any contractual restriction binding on or affecting such Pledgor or any of its properties, and will not result in or require the creation of any Lien upon or with respect to any of its properties, and (iv) such Pledgor has (or at the time of execution will have) furnished the Agent with a correct and complete copy of each Specified Contract to which it is a party as then in effect.

         3.9 Intellectual Property. Annexes D, E and F correctly set forth all registered Copyrights, Patents and Trademarks owned by any Pledgor as of the date hereof and used or proposed to be used in its business. Each such Pledgor owns or possesses the valid right to use all Copyrights, Patents and Trademarks; all registrations therefor have been validly issued under applicable law and are in full force and effect; no claim has been made in writing or, to the knowledge of such Pledgor, orally, that any of the Copyrights, Patents or Trademarks is invalid or unenforceable or violates or infringes the rights of any other Person, and there is no such violation or infringement in existence; and to the knowledge of such Pledgor, no other Person is presently infringing upon the rights of such Pledgor with regard to any of the Copyrights, Patents or Trademarks.

         3.10 Documents of Title. No bill of lading, warehouse receipt or other document or instrument of title is outstanding with respect to any Collateral other than Mobile Goods and other than Inventory in transit in the ordinary course of business to a location set forth on Annex C or to a customer of a Pledgor.


                                   ARTICLE IV

                                    COVENANTS

         4.1 Use and Disposition of Collateral. So long as no Event of Default shall have occurred and be continuing, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, use, control and manage the Collateral in the operation of its businesses, and receive and use the income, revenue and profits arising therefrom and the Proceeds thereof, in the same manner and with the same effect as if this Agreement had not been made; provided, however, that no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber any of the Collateral or any interest therein, except for the security interest created in favor of the Agent hereunder and except as may be otherwise expressly permitted in accordance with the terms of this Agreement and the Credit Agreement (including any applicable provisions therein regarding delivery of proceeds of sale or disposition to the Agent).

         4.2 Change of Name, Locations, etc. No Pledgor will (i) change its name, identity or corporate structure, (ii) change its chief executive office from the location thereof listed on Annex C, or (iii) remove any Collateral (other than Mobile Goods and goods in transit), or any books, records or other information relating to Collateral, from the applicable location thereof listed on Annex C, or keep or maintain any Collateral at a location not listed on Annex C, unless in each case such Pledgor has (1) given twenty (20) days' prior written notice to the Agent of its intention to do so, together with information regarding any such new location and such other information in connection with such proposed action as the Agent may reasonably request, and (2) delivered to the Agent ten (10) days prior to any such change or removal such documents, instruments and financing statements as may be required by the Agent, all in form and substance satisfactory to the Agent, paid all necessary filing and recording fees and taxes, and taken all other actions reasonably requested by the Agent (including, at the request of the Agent, delivery of opinions of counsel reasonably satisfactory to the Agent to the effect that all such actions have been taken), in order to perfect and maintain the Lien upon and security interest in the Collateral provided for herein in accordance with the provisions of SECTION 3.2.

         4.3 Records; Inspection. (a) Each Pledgor will keep and maintain at its own cost and expense satisfactory and complete records of the Accounts and all other Collateral, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and will furnish to the Agent from time to time such statements, schedules and reports (including, without limitation, accounts receivable aging schedules) with regard to the Collateral as the Agent may reasonably request.

         (b) Each Pledgor shall, from time to time at such times as may be reasonably requested and upon reasonable notice, (i) make available to the Agent for inspection and review at such Pledgor's offices copies of all invoices and other documents and information relating to the Collateral (including, without limitation, itemized schedules of all collections of Accounts, showing the name of each account debtor, the amount of each payment and such other information as the Agent shall reasonably request), and (ii) permit the Agent or its representatives to visit its offices or the premises upon which any Collateral may be located, inspect its books and records and make copies and memoranda thereof, inspect the Collateral, discuss its finances and affairs with its officers, employees and independent accountants and take any other actions necessary for the protection of the interests of the Secured Parties in the Collateral. At the request of the Agent, each Pledgor will legend, in form and manner satisfactory to the Agent, the books, records and materials evidencing or relating to the Collateral with an appropriate reference to the fact that the Collateral has been assigned to the Agent and that the Agent has a security interest therein. The Agent shall have the right to make test verifications of Accounts in any reasonable manner and through any reasonable medium, and each Pledgor agrees to furnish all such reasonable assistance and information as the Agent may require in connection therewith.

         4.4 Accounts. Unless notified otherwise by the Agent in accordance with the terms hereof, each Pledgor shall endeavor to collect its Accounts and all amounts owing to it thereunder in the ordinary course of its business consistent with past practices and shall apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balances thereof, and in connection therewith shall, at the request of the Agent, take such action as the Agent may deem necessary or advisable (within applicable laws) to enforce such collection. No Pledgor shall, except to the extent done in the ordinary course of its business consistent with past practices and in accordance with sound business judgment and provided that no Event of Default shall have occurred and be continuing, (i) grant any extension of the time for payment of any Account,
(ii) compromise or settle any Account for less than the full amount thereof,
(iii) release, in whole or in part, any Person or property liable for the payment of any Account, or (iv) allow any credit or discount on any Account. Each Pledgor shall promptly inform the Agent of any disputes with any account debtor or obligor and of any claimed offset and counterclaim that may be asserted with respect thereto involving, in each case, $500,000 or more, where such Pledgor reasonably believes that the likelihood of payment by such account debtor is materially impaired, indicating in detail the reason for the dispute, all claims relating thereto and the amount in controversy.

         4.5 Instruments. Each Pledgor agrees that if any Intercompany Obligations, Accounts or other Collateral shall at any time be evidenced by a promissory note, chattel paper or other Instrument, the same shall promptly be duly endorsed to the order of the Agent and delivered to the Agent to be held as Collateral hereunder.


         4.6 Equipment. Each Pledgor will, in accordance with sound business practices, maintain all Equipment used by it in its business (other than obsolete Equipment) in good repair, working order and condition (normal wear and tear excepted) and make all necessary repairs and replacements thereof so that the value and operating efficiency thereof shall at all times be maintained and preserved. No Pledgor shall knowingly permit any Equipment to become a fixture to any real property (other than real property the fee interest in which is subject to a Mortgage in favor of the Agent).

         4.7 Inventory. Each Pledgor will, in accordance with sound business practices, maintain all Inventory held by it or on its behalf in good saleable or useable condition. Unless notified otherwise by the Agent in accordance with the terms hereof, each Pledgor may, in any lawful manner not inconsistent with the provisions of this Agreement and the other Credit Documents, process, use and, in the ordinary course of business but not otherwise, sell its Inventory. Without limiting the generality of the foregoing, each Pledgor agrees that it shall not permit any Inventory to be in the possession of any bailee, warehouseman, agent or processor at any time unless such bailee, warehouseman, agent or processor shall have been notified of the security interest created by this Agreement and such Pledgor shall have exercised its reasonable best efforts to obtain, at such Pledgor's sole cost and expense, a written agreement to hold such Inventory subject to the security interest created by this Agreement and the instructions of the Agent and to waive and release any Lien (whether arising by operation of law or otherwise) it may have with respect to such Inventory, such agreement to be in form and substance reasonably satisfactory to the Agent.

         4.8 Contracts. Each Pledgor will, at its expense, at all times perform and comply with, in all material respects, all terms and provisions of each Specified Contract to which it is or hereafter becomes a party required to be performed or complied with by it and enforce the terms and provisions thereof in accordance with its terms, and will not waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Pledgor in accordance with past practices and for a valid economic reason benefiting such Pledgor (provided that in no event may any waiver, amendment or modification be made that would adversely affect the interests of the Agent and the other Secured Parties). With regard to all leases, contracts and agreements that are excluded from the definition of the term "Contracts," each Pledgor covenants and agrees to exercise all of its material rights and remedies under such leases, agreements and contracts to which it is a party in a commercially reasonable manner consistent with the interests of the Agent and the Secured Parties. No Pledgor will enter into any Specified Contract that by its terms prohibits the assignment of such Pledgor's rights and interest thereunder in the manner contemplated by this Agreement, other than as may be entered into in the ordinary course of business of such Pledgor in accordance with past practices and for a valid economic reason benefiting such Pledgor. Each Pledgor further covenants and agrees to use its reasonable best efforts to obtain any required consent to the collateral assignment of any

Specified Contract, in form and substance reasonably satisfactory to the Agent, upon the request of the Agent, and will deliver copies thereof to the Agent promptly upon execution and delivery thereof. Each Pledgor will notify the Agent promptly in writing upon any termination of any Specified Contract, in whole or in part, or any material breach, default or event of default by any party thereunder.

         4.9 Taxes. Each Pledgor will pay and discharge (i) all taxes, assessments and governmental charges or levies imposed upon it, upon its income or profits or upon any of its properties, prior to the date on which penalties would attach thereto, and (ii) all lawful claims that, if unpaid, might become a Lien upon any of its properties; provided, however, that no Pledgor shall be required to pay any such tax, assessment, charge, levy or claim that is being contested in good faith and by proper proceedings and as to which such Pledgor has maintained adequate reserves with respect thereto in accordance with Generally Accepted Accounting Principles, unless and until any tax lien notice has become effective with respect thereto or until any Lien resulting therefrom attaches to its properties and becomes enforceable against its other creditors.

         4.10 Intellectual Property. (a) Each applicable Pledgor will, at its own expense, execute, deliver and record, as promptly as possible (but in any event within 10 days) after the date hereof, fully completed assignments in the forms of Exhibits B and C, as applicable, in the U.S. Copyright Office or the U.S. Patent and Trademark Office pursuant to 35 U.S.C. Section 261, 15 U.S.C.
Section 1060 or 17 U.S.C. Section 205, as applicable, with regard to any Copyright Collateral, Patent Collateral or Trademark Collateral, as the case may be, described in Annex D, E or F hereto. In the event that after the date hereof any Pledgor shall acquire any registered Copyright, Patent or Trademark, or effect any registration of any Copyright, Patent or Trademark or file any application for registration thereof, whether within the United States or any other country or jurisdiction, such Pledgor shall promptly furnish written notice thereof to the Agent together with information sufficient to permit the Agent, upon its receipt of such notice, to (and each Pledgor hereby authorizes the Agent to) modify this Agreement, as appropriate, by amending Annexes D, E and F hereto or to add additional exhibits hereto to include any Copyright, Patent or Trademark that becomes part of the Collateral under this Agreement, and such Pledgor shall additionally, at its own expense, execute, deliver and record, as promptly as possible (but in any event within 10 days) after the date of such acquisition, registration or application, as applicable, with regard to United States Patents, Trademarks and Copyrights, fully completed assignments in the forms of Exhibits B and C, as applicable, in the U.S. Copyright Office or the U.S. Patent and Trademark Office as more fully described hereinabove, together in all instances with any other agreements, instruments and documents that the Agent may reasonably request from time to time to further effect and confirm the assignment and security interest created by this Agreement in such Copyrights, Patents and Trademarks, and each Pledgor hereby appoints the Agent its attorney-in-fact to execute, deliver and record any and all such agreements, instruments and documents for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed and such power, being coupled with an interest, shall be irrevocable for so long as this Agreement shall be in effect with respect to such Pledgor.

         (b) Each Pledgor (either itself or through its licensees or its sublicensees) will, for each Trademark used in the conduct of its business, use its best efforts to (i) maintain such Trademark in full force and effect, free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, (iii) display such Trademark with notice of federal registration to the extent required by applicable law and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third-party rights.

         (c) Each Pledgor (either itself or through its licensees or sublicensees) will refrain from committing any act, or omitting any act, whereby any Patent used in the conduct of such Pledgor's business may become invalidated or dedicated to the public, and shall continue to mark any products covered by a Patent with the relevant patent number as required by applicable patent laws.

         (d) Each Pledgor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as required under applicable copyright laws.

         (e) Each Pledgor shall notify the Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright used in the conduct of its business may become abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the U.S. Patent and Trademark Office, U.S. Copyright Office or any court) regarding such Pledgor's ownership of any Patent, Trademark or Copyright, its right to register the same, or to keep and maintain the same.

         (f) Each Pledgor will take all necessary steps that are consistent with the practice in any proceeding before the U.S. Patent and Trademark Office, U.S. Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application relating to any Patents, Trademarks or Copyrights (and to obtain the relevant grant or registration) and to maintain each registration of any Patents, Trademarks and Copyrights used in the conduct of such Pledgor's business, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, if consistent with sound business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

         (g) In the event that any Collateral consisting of a Patent, Trademark or Copyright used in the conduct of any Pledgor's business is believed infringed, misappropriated or diluted by a third party, such Pledgor shall notify the Agent promptly after it learns thereof and shall, if consistent with sound business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral.

         (h) Upon the occurrence and during the continuance of any Event of Default, each Pledgor shall use its reasonable best efforts to obtain all requisite consents or approvals from the licensor of each License included within the Copyright Collateral, Patent Collateral or

Trademark Collateral to effect the assignment of all of such Pledgor's right, title and interest thereunder to the Agent or its designee.

         4.11 Mobile Goods. Upon the request of the Agent at any time, whether or not an Event of Default shall have occurred and be continuing, each Pledgor will deliver to the Agent originals of the certificates of title or ownership for all Mobile Goods owned by it, together (in the case of motor vehicles) with the manufacturer's statement of origin with the Agent listed as lienholder and odometer statements and together in all other cases with appropriate instruments or certificates of transfer and delivery, duly completed and executed, and will take such other action as the Agent may deem necessary to perfect the security interest created by this Agreement in all such Mobile Goods.

         4.12 Delivery of Collateral. All certificates or instruments representing or evidencing any Accounts, Intercompany Obligations, Equity Interests or other Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank, appropriate endorsements or other necessary instruments of registration, transfer or assignment, duly executed and in form and substance satisfactory to the Agent, and in each case such other instruments or documents as the Agent may reasonably request.

         4.13 Protection of Security Interest. Each Pledgor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.



                                    ARTICLE V

                 CERTAIN PROVISIONS RELATING TO EQUITY INTERESTS

         5.1 Ownership; After-Acquired Equity Interests. (a) Except to the extent otherwise expressly permitted by or pursuant to the Credit Agreement, each Pledgor will cause the Equity Interests pledged by it hereunder to constitute at all times 100% of the capital stock or other Equity Interests in each issuer thereof, such that the issuer thereof shall be a Wholly Owned Subsidiary of such Pledgor, and unless the Agent shall have given its prior written consent, no Pledgor will cause or permit any such issuer to issue or sell any new capital stock, any warrants, options or rights to acquire the same, or other Equity Interests of any nature to any Person other than such Pledgor, or cause, permit or consent to the admission of any other Person as a stockholder, partner or member of any such issuer.

         (b) If any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional capital stock or other Equity Interests in any Person of the types described in the definition of the term "Equity Interests," the same shall be automatically deemed to be Equity Interests, and to be pledged to the Agent pursuant to SECTION 2.1, and such Pledgor will forthwith pledge and deposit the same with the Agent and deliver to the Agent any certificates or instruments therefor, together with the endorsement of such Pledgor (in the case of any promissory notes or other Instruments), undated stock powers (in the case of Equity Interests evidenced by certificates) or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance satisfactory to the Agent, together with such other certificates and instruments as the Agent may reasonably request (including Uniform Commercial Code financing statements or appropriate amendments thereto), and will promptly thereafter deliver to the Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit A (each, a "Pledge Amendment") in respect thereof. Each Pledgor hereby authorizes the Agent to attach each such Pledge Amendment to this Agreement, and agrees that all such Collateral listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the failure of any Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Collateral as required hereinabove shall not impair the security interest of the Agent in such Collateral or otherwise adversely affect the rights and remedies of the Agent hereunder with respect thereto.

         (c) If any Equity Interests (whether now owned or hereafter acquired) included in the Collateral are "uncertificated securities" within the meaning of the Uniform Commercial Code or are otherwise not evidenced by any certificate or instrument, each applicable Pledgor will promptly notify the Agent thereof and will promptly take and cause to be taken, and will (if the issuer of such uncertificated securities is a Person other than a Subsidiary of the Borrower) use its best efforts to cause the issuer to take, all actions required under Articles 8 and 9 of the Uniform Commercial Code and any other applicable law, to enable the Agent to acquire "control" of such uncertificated securities (within the meaning of such term under Section 8-106 (or its successor provision) of the Uniform Commercial Code) and as may be otherwise necessary or deemed appropriate by the Agent to perfect the security interest of the Agent therein.

         5.2 Voting Rights. So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to its Equity Interests (subject to its obligations under SECTION 5.1), and for that purpose the Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable such Pledgor to exercise such voting and other consensual rights; provided, however, that no Pledgor will cast any vote, give any consent, waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Credit Document, or have the effect of impairing the position or interests of the Agent or any other Secured Party.

         5.3 Dividends and Other Distributions. So long as no Event of Default shall have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Equity Interests may be paid to and retained by the Pledgors; provided, however, that all such interest, income, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). The Agent shall also be entitled at all times (whether or not during the continuance of an Event of Default) to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or payable in cash or other property in respect of any Equity Interests in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of the applicable issuer to the extent representing (in the reasonable judgment of the Agent) an extraordinary, liquidating or other distribution in return of capital, (ii) all additional Equity Interests or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Equity Interests in connection with any noncash dividend, distribution, return of capital, spin-off, stock split, split-up, reclassification, combination of shares or interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement, all additional Equity Interests or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Equity Interests in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization. All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsements).


                                   ARTICLE VI

                                    REMEDIES

         6.1 Remedies. If an Event of Default shall have occurred and be continuing, the Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

         (a) To notify any or all account debtors or obligors under any Accounts, Contracts or other Collateral of the security interest in favor of the Agent created hereby and to direct all such Persons to make payments of all amounts due thereon or thereunder directly to the Agent or to an account designated by the Agent; and in such instance and from and after such notice, all amounts and Proceeds (including wire transfers, checks and other instruments) received by any Pledgor in respect of any Accounts, Contracts or other Collateral shall be received in trust for the benefit of the Agent hereunder, shall be segregated from the other funds of such Pledgor and shall be forthwith deposited into such account or paid over or delivered to the Agent in the same form as so received (with any necessary endorsements or assignments), to be held as Collateral and applied to the Secured Obligations as provided herein; and by this provision, each Pledgor irrevocably authorizes and directs each Person who is or shall be a party to or liable for the performance of any Contract, upon receipt of notice from the Agent to the effect that an Event of

Default has occurred and is continuing, to attorn to or otherwise recognize the Agent as owner under such Contract and to pay, observe and otherwise perform the obligations under such Contract to or for the Agent or the Agent's designee as though the Agent or such designee were such Pledgor named therein, and to do so until otherwise notified by the Agent;

         (b) To take possession of, receive, endorse, assign and deliver, in its own name or in the name of any Pledgor, all checks, notes, drafts and other instruments relating to any Collateral, including receiving, opening and properly disposing of all mail addressed to any Pledgor concerning Accounts and other Collateral; to verify with account debtors or other contract parties the validity, amount or any other matter relating to any Accounts or other Collateral, in its own name or in the name of any Pledgor; to accelerate any indebtedness or other obligation constituting Collateral that may be accelerated in accordance with its terms; to take or bring all actions and suits deemed necessary or appropriate to effect collections and to enforce payment of any Accounts or other Collateral; to settle, compromise or release in whole or in part any amounts owing on Accounts or other Collateral; and to extend the time of payment of any and all Accounts or other amounts owing under any Collateral and to make allowances and adjustments with respect thereto, all in the same manner and to the same extent as any Pledgor might have done;

         (c) To notify any or all depository institutions with which any Deposit Accounts are maintained to remit and transfer all monies, securities and other property on deposit in such Deposit Accounts or deposited or received for deposit thereafter to the Agent, for deposit in a Collateral Account or such other accounts as may be designated by the Agent, for application to the Secured Obligations as provided herein;

         (d) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to any Pledgor and with or without disclosing that such Collateral is subject to the security interest created hereunder;

         (e) To require any Pledgor to, and each Pledgor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or any part of the Collateral as directed by the Agent and make it available to the Agent at a place designated by the Agent;

         (f) To enter and remain upon the premises of any Pledgor and take possession of all or any part of the Collateral, with or without judicial process; to use the materials, services, books and records of any Pledgor for the purpose of liquidating or collecting the Collateral, whether by foreclosure, auction or otherwise; and to remove the same to the premises of the Agent or any designated agent for such time as the Agent may desire, in order to effectively collect or liquidate the Collateral;

         (g) To exercise (i) all voting, consensual and other rights and powers pertaining to the Equity Interests (whether or not transferred into the name of the Agent), at any meeting of shareholders, partners, members or otherwise, and
(ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Equity Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Equity Interests upon the merger, consolidation, reorganization, reclassification, combination of shares or interests, similar rearrangement or other similar fundamental change in the structure of the applicable issuer, or upon the exercise by any Pledgor or the Agent of any right, privilege or option pertaining to such Equity Interests), and in connection therewith, the right to deposit and deliver any and all of the Equity Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine, and give all consents, waivers and ratifications in respect of the Equity Interests, all without liability except to account for any property actually received by it, but the Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Agent, upon request, all such proxies and other instruments as the Agent may reasonably request to enable the Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF ANY INVESTMENTS WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and

         (h) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which any Equity Interests may be listed, at public or private sale, at any of the Agent's offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Agent may deem satisfactory. If any of the Collateral is sold by the Agent upon credit or for future delivery, the Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Agent may resell such Collateral. In no event shall any Pledgor be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Pledgor, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Agent shall give the applicable Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

         6.2 Application of Proceeds. (a) All Proceeds collected by the Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Agent hereunder, shall be applied as follows:


             (i) first, to the payment of all costs and expenses of such sale, disposition or other realization, including the reasonable costs and expenses of the Agent and the reasonable fees and expenses of its agents and counsel, all amounts advanced by the Agent for the account of any Pledgor, and all other amounts payable to the Agent under SECTION 8.1;

             (ii) second, after payment in full of the amounts specified in clause (i) above, to the ratable payment of all other Secured Obligations owing to the Secured Parties; and

             (iii) third, after payment in full of the amounts specified in clauses (i) and (ii) above, and following the termination of this Agreement, to the Pledgors or any other Person lawfully entitled to receive such surplus.

         (b) For purposes of applying amounts in accordance with this Section, the Agent shall be entitled to rely upon any Secured Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Agent) of the outstanding Secured Obligations owed to such Secured Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Secured Obligations in respect thereof are in existence between any Secured Party and the Borrower.

         (c) Each Pledgor shall remain liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (a) above. Upon any sale of any Collateral hereunder by the Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Agent or such officer or be answerable in any way for the misapplication thereof.

         6.3 Collateral Accounts. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, "Collateral Accounts") for the collection of cash Proceeds of the Collateral. Such Proceeds, when deposited, shall continue to constitute Collateral for the Secured Obligations and shall not constitute payment thereof until applied as herein provided. The Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Agent. Upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right to (and, if directed by the Required Lenders pursuant to the Credit Agreement, shall) apply amounts held in the Collateral Accounts in payment of the Secured Obligations in the manner provided for in SECTION 6.2.

         6.4 Grant of License. Each Pledgor hereby grants to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to any Pledgor) to use, license or sublicense any Patent Collateral, Trademark Collateral or Copyright Collateral now owned or licensed or hereafter acquired or licensed by such Pledgor, wherever the same may be located throughout the world, for such term or terms, on such conditions and in such manner as the Agent shall determine, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license or sublicense by the Agent shall be exercised, at the option of the Agent, only upon the occurrence and during the continuation of an Event of Default; provided that any license, sublicense or other transaction entered into by the Agent in accordance herewith shall be binding upon each applicable Pledgor notwithstanding any subsequent cure of an Event of Default.

         6.5 Registration; Private Sales. (a) If, at any time after the occurrence and during the continuance of an Event of Default, any Pledgor shall have received from the Agent a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Equity Interests, such Pledgor will, as soon as practicable and at its expense, use its best efforts to cause such registration to be effected and be kept effective and will use its best efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Equity Interests, including, without limitation, registration under the Securities Act of 1933, as amended (the "Securities Act"), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other applicable requirements of Governmental Authorities; provided, that the Agent shall furnish to such Pledgor such information regarding the Agent as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Agent to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Agent such number of prospectuses, offering circulars or other documents incident thereto as the Agent from time to time may reasonably request, and will indemnify the Agent and all others participating in the distribution of such Equity Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Agent or any other Secured Party expressly for use therein.

         (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws as in effect from time to time, the Agent may be compelled, with respect to any sale of all or any part of the Equity Interests conducted without registration or qualification under the Securities Act and such state securities laws, to limit purchasers to any one or more Persons who will represent and agree, among other things, to acquire such Equity Interests for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Agent may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that the Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Equity Interests for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Equity Interests, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Agent or any other Secured Party arising by reason of the fact that the price at which any Equity Interests may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer such Equity Interests to more than one offeree.

         (c) Each Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the other Secured Parties, that the Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors.

         6.6 The Pledgors Remain Liable. Notwithstanding anything herein to the contrary, (i) each Pledgor shall remain liable under all Contracts to which it is a party included within the Collateral (including, without limitation, all Investment Agreements) to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights or remedies hereunder shall not release any Pledgor from any of its obligations under any of such Contracts, and (iii) except as specifically provided for hereinbelow, the Agent shall not have any obligation or liability by reason of this Agreement under any of such Contracts, nor shall the Agent be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. This Agreement shall not in any way be deemed to obligate the Agent, any other Secured Party or any purchaser at a foreclosure sale under this Agreement to assume any of a Pledgor's obligations, duties or liabilities under any Investment Agreement, including, without limitation, any Pledgor's obligations, if any, to manage the business and affairs of the applicable partnership, joint venture, limited liability company or other issuer (collectively, the "Partner Obligations"), unless the Agent or such other Secured Party or purchaser otherwise agrees in writing to assume any or all of such Partner Obligations. In the event of foreclosure by the Agent hereunder, then except as provided in the preceding sentence, each applicable Pledgor shall remain bound and obligated to perform its Partner Obligations and neither the Agent nor any other Secured Party shall be deemed to have assumed any Partner Obligations. In the event the Agent, any other Secured Party or any purchaser at a foreclosure sale elects to become a substitute partner or member in place of a Pledgor, the party making such election shall adopt in writing such Investment Agreement and agree to be bound by the terms and provisions thereof; and subject to the execution of such written agreement, each Pledgor hereby irrevocably consents in advance to the admission of the Agent, any other Secured Party or any such purchaser as a substitute partner or member to the extent of the Equity Interests acquired pursuant to such sale, and agrees to execute any documents or instruments and take any other action as may be necessary or as may be reasonably requested in connection therewith. The powers, rights and remedies conferred on the Agent hereunder are solely to protect its interest and privilege in such Contracts, as Collateral, and shall not impose any duty upon it to exercise any such powers, rights or remedies.

         6.7 Waivers. Each Pledgor, to the greatest extent not prohibited by applicable law, hereby (i) agrees that it will not invoke, claim or assert the benefit of any rule of law or statute now or hereafter in effect (including, without limitation, any right to prior notice or judicial hearing in connection with the Agent's possession, custody or disposition of any Collateral or any appraisal, valuation, stay, extension, moratorium or redemption law), or take or omit to take any other action, that would or could reasonably be expected to have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of the Collateral, the absolute sale of any of the Collateral or the possession thereof by any purchaser at any sale thereof, and waives the benefit of all such laws and further agrees that it will not hinder, delay or impede the execution of any power granted hereunder to the Agent, but that it will permit the execution of every such power as though no such laws were in effect, (ii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to require the Agent to marshal any Collateral or other assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, and (iii) waives all rights that it has or may have under any rule of law or statute now existing or hereafter adopted to demand, presentment, protest, advertisement or notice of any kind (except notices expressly provided for herein).

                                   ARTICLE VII

                                    THE AGENT


         7.1 The Agent; Standard of Care. The Agent will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Credit Documents, are only those expressly set forth in this Agreement and the other Credit Documents. The Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct.

         7.2 Further Assurances; Attorney-in-Fact. (a) Each Pledgor agrees that it will join with the Agent to execute and, at its own expense, file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents and instruments in such offices as the Agent may reasonably deem necessary or appropriate, and wherever required or permitted by law, in order to perfect and preserve the Agent's security interest in the Collateral, and hereby authorizes the Agent to file financing statements and amendments thereto relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things (including, without limitation, making any notice filings with state tax or revenue authorities required to be made by account creditors in order to enforce any Accounts in such state) and to execute and deliver to the Agent such additional conveyances, assignments, agreements and instruments as the Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Agent its rights, powers and remedies hereunder.

         (b) Each Pledgor hereby irrevocably appoints the Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Agent's discretion after the occurrence and during the continuance of an Event of Default to take any action and to execute any instruments that the Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

                 (i) to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Agent's opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement (including, without limitation, any title or ownership applications for filing with applicable state agencies to enable any motor vehicles now or hereafter owned by the Company to be retitled and the Agent listed as lienholder thereon);

                 (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                 (iii) to receive, endorse and collect any checks, drafts, instruments, chattel paper and other orders for the payment of money made payable to such Pledgor representing any interest, income, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

                 (iv) to obtain, maintain and adjust any property or casualty insurance required to be maintained by such Pledgor hereunder and direct the payment of proceeds thereof to the Agent;

                 (v) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent in its sole discretion, any such payments made by the Agent to become Secured Obligations of the Pledgors to the Agent, due and payable immediately and without demand;

                 (vi) to file any claims or take any action or institute any proceedings that the Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

                 (vii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Agent's option and the Pledgors' expense, all other acts and things deemed necessary by the Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

         (c) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Agent (provided that no such request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under SECTION 8.1.


                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Indemnity and Expenses. The Pledgors agree jointly and severally:

         (a) To indemnify and hold harmless the Agent, each other Secured Party and each of their respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

         (b) To pay and reimburse the Agent upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Agent may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under ARTICLE VI), under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination or expiration of all Letters of Credit under the Credit Agreement, the termination of the Commitments under the Credit Agreement and the termination of this Agreement or any other Credit Document.

         8.2 No Waiver. The rights and remedies of the Secured Parties expressly set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured

Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

         8.3 Pledgors' Obligations Absolute. Each Pledgor agrees that its obligations hereunder, and the security interest granted to and all rights, remedies and powers of the Agent hereunder, are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Pledgor has knowledge thereof:


               (i) any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, the Subsidiary Guaranty, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

               (ii) the invalidity or unenforceability of any Secured Obligations or any provisions of the Credit Agreement, the Subsidiary Guaranty, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

               (iii) the addition or release of Pledgors hereunder or the taking, acceptance or release of any Secured Obligations or additional Collateral or other security therefor;

               (iv) any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction in respect of any Collateral or other direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any Secured Obligations;

               (v) any agreement not to pursue or enforce or any failure to pursue or enforce (whether voluntarily or involuntarily as a result of operation of law, court order or otherwise) any right or remedy in respect of any Secured Obligations or any Collateral or other security therefor, or any failure to create, protect, perfect, secure, insure, continue or maintain any Liens in any such Collateral or other security;

               (vi) the exercise of any right or remedy available under the Credit Documents, at law, in equity or otherwise in respect of any Collateral or other security for any Secured Obligations, in any order and by any manner thereby permitted, including, without limitation, foreclosure on any such Collateral or other security by any manner of sale thereby permitted, whether or not every aspect of such sale is commercially reasonable;

               (vii) any bankruptcy, reorganization, arrangement, liquidation, insolvency, dissolution, termination, reorganization or like change in the corporate structure or existence of the Borrower, any other Pledgor or any other Person directly or indirectly liable for any Secured Obligations;

              (viii) any manner of application of any payments by or amounts received or collected from any Person, by whomsoever paid and howsoever realized, whether in reduction of any Secured Obligations or any other obligations of the Borrower or any other Person directly or indirectly liable for any Secured Obligations, regardless of what Secured Obligations may remain unpaid after any such application; or

               (ix) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, the Borrower, any Pledgor or a surety or guarantor generally, other than the occurrence of all of the following: (x) the payment in full of the Secured Obligations, (y) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement, and (z) the termination of, and settlement of all obligations of the Borrower under, each Hedge Agreement to which the Borrower and any Lender are parties (the events in clauses (x), (y) and (z) above, collectively, the "Termination Requirements").

         8.4 Enforcement. By its acceptance of the benefits of this Agreement, each Lender agrees that this Agreement may be enforced only by the Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Lender shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.


         8.5 Amendments, Waivers, etc. No amendment, modification, waiver, discharge or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing executed and delivered in accordance with SECTION 11.6 of the Credit Agreement, and then the same shall be effective only in the specific instance and for the specific purpose for which given.


         8.6 Continuing Security Interest; Term; Successors and Assigns; Assignment; Termination and Release; Survival. This Agreement shall create a continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the occurrence of the Termination Requirements, (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledge Amendment or Pledge Accession.

         8.7 Additional Pledgors. Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Subsidiaries of the Borrower, and that are not already parties hereto, to execute and deliver a Pledge Accession, whereupon each such Person shall become a Pledgor hereunder with the same force and effect as if originally a Pledgor hereunder on the date hereof, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Agent's actions in effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of such Pledgor or any other Pledgor.

         8.8 Notices. All notices and other communications provided for hereunder shall be given to the parties in the manner and subject to the other notice provisions set forth in the Credit Agreement.

         8.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

         8.10 Severability. To the extent any provision of this Agreement is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

         8.11 Construction. The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular.

         8.12 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.


                                         LASON SERVICES, INC.


                                         By: Gary L. Monroe
                                             ----------------------------------

                                         Title:
                                               --------------------------------
                                                  Gary L. Monroe
                                                  President and CEO







Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
  Agent


By:
    -----------------------------------

Title:
       ----------------------------------















                             (signatures continued)

 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.


                                      LASON SERVICES, INC.


                                      By:
                                          ----------------------------------

                                      Title:
                                             ---------------------------------






Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
  Agent


By:       Henry R. Biedrycki
    -----------------------------------

Title:    HENRY R. BIEDRYCKI
       ---------------------------------
           Vice President
















                             (signatures continued)

                                   LASON SYSTEMS, INC.


                                   By:  /s/ Gary L. Monroe
                                       ----------------------------------
                                             Gary L. Monroe
                                   Title:    President and CEO
                                          ---------------------------------


                                   MICRO-PRO, INC.

                                   By:    /s/ William J. Rauwerdink
                                       ----------------------------------
                                              William J. Rauwerdink
                                   Title:     Treasurer
                                          ---------------------------------


                                   LASON INTERNATIONAL, INC.

                                   By:     /s/ Gary L. Monroe
                                       ----------------------------------
                                              Gary L. Monroe
                                   Title:     President and CEO
                                          ---------------------------------

                                        Annex A to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------






                            PLEDGED EQUITY INTERESTS


                                                                                                      Percentage of
                                                                 Certificate      No. of Shares/      outstanding
                                                                 Number (if        Units (if          interests in
Pledgor          Name of Issuer       Type of Interests         (applicable)       applicable)           Issuer
-------          --------------       -----------------         ------------       ----------            ------

                                        Annex B to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------




                                FILING LOCATIONS



LASON SERVICES, INC.

Secretary of State, Delaware
Department of State, Lansing, Michigan


LASON SYSTEMS, INC.

Secretary of State, Phoenix, Arizona
Secretary of State, California
San Francisco Assessor Recorder, San Francisco County, California
Secretary of State, Denver, Colorado
Secretary of State, Connecticut
Secretary of State, Dover, Delaware
Department of State, Tallahassee, Florida
Clerk of Superior Court, Fulton County, Georgia
Clerk of Superior Court, Gwinnet County, Georgia
Secretary of State, Springfield, Illinois
Secretary of State, Indianapolis, Indiana
Secretary of State, Frankfort, Kentucky
Clerk of Court, Jefferson Parish, Louisiana
Secretary of the Commonwealth, Massachusetts
Town Clerk, Town of Avon, Massachusetts
Register of Deeds, Middlesex County (Southern) Massachusetts
Department of State, Lansing, Michigan
Secretary of State, Minnesota
Secretary of State, Missouri
City Recorder, St. Louis City, Missouri
Secretary of State, Carson City, Nevada
Secretary of State, Trenton, New Jersey
Secretary of State, Santa Fe, New Mexico
Department of State, Albany, New York
County Clerk, Albany County, New York
County Clerk, Erie County, New York
County Clerk, Monroe County, New York
County Clerk, Nassau County, New York
County Clerk, Schenectady County, New York

                                        Annex B to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------



Department of Finance, New York County, New York
Secretary of State, North Carolina
Register of Deeds, Mecklenburg County, North Carolina
Secretary of State, Ohio
County Recorder, Hamilton County, Ohio
Secretary of State, South Carolina
Secretary of State, Austin, Texas
Division of Corporations and Commercial Code, Salt Lake City, Utah State Corporation Commission, Richmond, Virginia
Clerk of Circuit Court, Hanover County, Virginia
Clerk of Circuit Court, Richmond City, Virginia

MICRO-PRO, INC.

Department of State, Albany, New York
County Clerk, Albany County, New York
County Clerk, Erie County, New York
County Clerk, Monroe County, New York

                                        Annex D to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------






                      LOCATIONS OF CHIEF EXECUTIVE OFFICES,
           RECORDS RELATING TO COLLATERAL, AND EQUIPMENT AND INVENTORY



LASON SERVICES, INC.

         1.       Chief executive office:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         2.       Records relating to Collateral:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         3.       Equipment or Inventory:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         4.       Other places of business:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         5.       Trade/fictitious or prior corporate names
                  (last five years):

                  ----------------------------

                                        Annex D to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------



LASON SYSTEMS, INC.

         1.       Chief executive office:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         2.       Records relating to Collateral:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         3.       Equipment or Inventory:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         4.       Other places of business:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         5.       Trade/fictitious or prior corporate names
                  (last five years):

                  ----------------------------

                                        Annex D to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------



MICRO-PRO, INC.

         1.       Chief executive office:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         2.       Records relating to Collateral:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         3.       Equipment or Inventory:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         4.       Other places of business:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         5.       Trade/fictitious or prior corporate names
                  (last five years):

                  ----------------------------

                                        Annex D to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------



LASON INTERNATIONAL, INC.

         1.       Chief executive office:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         2.       Records relating to Collateral:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         3.       Equipment or Inventory:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         4.       Other places of business:

                  ----------------------------
                  ----------------------------
                  ----------------------------

         5.       Trade/fictitious or prior corporate names
                  (last five years):

                  ----------------------------

                                        Annex D to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------





                      COPYRIGHTS AND COPYRIGHT APPLICATIONS



                    Application or                            Issue or
Pledgor            Registration No.         Country          Filing Date
-------            ----------------         -------          -----------

                                        Annex E to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------





                         PATENTS AND PATENT APPLICATIONS



              Application or                                   Issue or
Pledgor      Registration No.      Country      Inventor     Filing Date
-------      ----------------      -------      --------     -----------

                                        Annex F to Pledge and Security Agreement
                                        First Union National Bank, as Agent
                                        Lason Services, Inc.
                                        _____________, 1998
                                        ------------------------------------





                      TRADEMARKS AND TRADEMARK APPLICATIONS



                           Application or                       Issue or
Pledgor          Mark     Registration No.     Country        Filing Date
-------          ----     ----------------     -------        -----------

                                      Exhibit A to Pledge and Security Agreement
                                      First Union National Bank, as Agent
                                      Lason Services, Inc.
                                      _____________, 1998
                                      ------------------------------------------





                                PLEDGE AMENDMENT


         THIS PLEDGE AMENDMENT, dated as of _______________, _____, is delivered by [NAME OF PLEDGOR] (the "Pledgor") pursuant to SECTION 5.1 of the Security Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Second Amended and Restated Pledge and Security Agreement, dated as of __________, 1998, made by the Pledgor and certain other pledgors named therein in favor of First Union National Bank, as Agent (as amended, modified or supplemented from time to time, the "Security Agreement," capitalized terms defined therein being used herein as therein defined), and that the Equity Interests listed on Annex A to this Pledge Amendment shall be deemed to be part of the Equity Interests within the meaning of the Security Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Security Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Security Agreement and made a part thereof.


                                        [NAME OF PLEDGOR]


                                        By:
                                            ----------------------------------

                                        Title:
                                               ---------------------------------

                                     Annex A


Equity Interests


                                                                           Percentage of
                                                                            Outstanding
                    Type of         Certificate        No. of shares         Interests
Name of Issuer     Interests           Number         (if applicable)        in Issuer
-------------      ---------           ------         --------------         ---------

                                      Exhibit B to Pledge and Security Agreement
                                      First Union National Bank, as Agent
                                      Lason Services, Inc.
                                      _____________, 1998
                                      ------------------------------------------





                    ASSIGNMENT AND GRANT OF SECURITY INTEREST
                                  IN COPYRIGHTS


         WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") is the owner of the copyrights listed on Schedule A attached hereto, which copyrights are registered or have pending registrations in the United States Copyright Office as set forth on Schedule A attached hereto (all such copyrights, registrations and applications, collectively, the "Copyrights"); and

         WHEREAS, the Pledgor has entered into a Second Amended and Restated Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security Agreement"), dated as of _____________, 1998, in which the Pledgor has agreed with First Union National Bank, as Agent (the "Agent"), with offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0735, to execute this Assignment;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby assign and grant to the Agent a security interest in all of its right, title and interest in and to the Copyrights, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Copyrights. This Assignment has been given in conjunction with the assignment and security interest granted to the Agent under the Security Agreement, and the provisions of this Assignment are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.


                                       [NAME OF PLEDGOR]


                                       By:
                                           ----------------------------------

                                       Title:
                                              ---------------------------------

                                   Schedule A



                      COPYRIGHTS AND COPYRIGHT APPLICATIONS



               Application or                         Issue or
Pledgor       Registration No.       Country         Filing Date
-------       ----------------       -------         -----------

                                      Exhibit C to Pledge and Security Agreement
                                      First Union National Bank, as Agent
                                      Lason Services, Inc.
                                      _____________, 1998
                                      ------------------------------------------





                    ASSIGNMENT AND GRANT OF SECURITY INTEREST
                            IN PATENTS AND TRADEMARKS


         WHEREAS, [NAME OF PLEDGOR] (the "Pledgor") is the owner of the trademarks and service marks listed on Schedule A attached hereto, which marks are registered or have pending registrations in the United States Patent and Trademark Office as set forth on Schedule A attached hereto (all such trademarks, service marks, registrations and applications, collectively, the "Trademarks") and is the owner of the patents listed on Schedule A attached hereto, which patents are registered or have pending applications in the United States Patent and Trademark Office as set forth on Schedule A attached hereto (all such patents, registrations and applications, collectively, the "Patents"); and

         WHEREAS, the Pledgor has entered into a Second Amended and Restated Pledge and Security Agreement (as amended, modified, restated or supplemented from time to time, the "Security Agreement"), dated as of _____________, 1998, in which the Pledgor has agreed with First Union National Bank, as Agent (the "Agent"), with offices at One First Union Center, 301 South College Street, Charlotte, North Carolina 28288-0735, to execute this Assignment;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance of the Secured Obligations (as defined in the Security Agreement), the Pledgor does hereby assign and grant to the Agent a security interest in all of its right, title and interest in and to the Trademarks and the Patents, and the use thereof, together with all proceeds and products thereof and the goodwill of the businesses symbolized by the Trademarks and the Patents. This Assignment has been given in conjunction with the assignment and security interest granted to the Agent under the Security Agreement, and the provisions of this Assignment are without prejudice to and in addition to the provisions of the Security Agreement, which are incorporated herein by this reference.


                                        [NAME OF PLEDGOR]


                                        By:
                                            ----------------------------------

                                        Title:
                                               ---------------------------------

                      TRADEMARKS AND TRADEMARK APPLICATIONS



                          Application or                      Issue or
Pledgor        Mark      Registration No.       Country      Filing Date
-------        ----      ----------------       -------      -----------








                         PATENTS AND PATENT APPLICATIONS



             Application or                                          Issue or
Pledgor     Registration No.     Country          Inventor         Filing Date
-------     ----------------     -------          --------         -----------

                                      Exhibit D to Pledge and Security Agreement
                                      First Union National Bank, as Agent
                                      Lason Services, Inc.
                                      _____________, 1998
                                      ------------------------------------





                                     FORM OF
                          PLEDGE AND SECURITY ACCESSION


         THIS PLEDGE AND SECURITY ACCESSION (this "Accession"), dated as of _____________, ____, is executed and delivered by ________________________, a
______________ corporation (the "Company"), in favor of First Union National Bank, in its capacity as agent under the Credit Agreement referred to hereinbelow (in such capacity, the "Agent"), pursuant to the Pledge and Security Agreement referred to hereinbelow.

         Reference is made to the Second Amended and Restated Credit Agreement, dated as of ________________, 1998, among Lason, Inc. (the "Borrower"), the Lenders party thereto, and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"). In connection with and as a condition to the initial and continued extensions of credit under the Credit Agreement, the Borrower and certain of its subsidiaries have executed and delivered (i) a Second Amended and Restated Subsidiary Guaranty, dated as of ________________, 1998 (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), pursuant to which such subsidiaries have guaranteed the payment in full of the obligations of the Borrower under the Credit Agreement and the other Credit Documents (as defined in the Credit Agreement), and (ii) a Second Amended and Restated Pledge and Security Agreement, dated as of ________________, 1998 (as amended, modified or supplemented from time to time, the "Security Agreement"), pursuant to which they have granted in favor of the Agent a security interest in and Lien upon the Collateral described therein as security for their obligations under the Credit Agreement, the Subsidiary Guaranty and the other Credit Documents. Capitalized terms used herein without definition shall have the meanings given to them in the Security Agreement.

         The Borrower has agreed under the Credit Agreement to cause each of its future direct and indirect subsidiaries to become a party to the Subsidiary Guaranty as a guarantor thereunder and to the Security Agreement as a Pledgor thereunder. The Company is a direct or indirect subsidiary of the Borrower and, as required by the Credit Agreement, has become a guarantor under the Subsidiary Guaranty as of the date hereof. The Company will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Accession. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce the Lenders to continue to extend credit to the Borrower under the Credit Agreement, the Company hereby agrees as follows:

         1. The Company hereby joins in and agrees to be bound by each and all of the provisions of the Security Agreement as a Pledgor thereunder. In furtherance (and without limitation) of the foregoing, pursuant to Section 2.1 of the Security Agreement, and as security for all of the Secured Obligations, the Company hereby pledges, assigns and delivers to the Agent, for the ratable benefit of the Secured Parties, and grants to the Agent, for the ratable benefit of the Secured Parties, a Lien upon and security interest in, all of its right, title and interest in and to the Collateral as set forth in Section 2.1 of the Security Agreement, all on the terms and subject to the conditions set forth in the Security Agreement.

         2. The Company hereby represents and warrants that (i) Schedule 1 hereto sets forth all information required to be listed on Annexes A, B, C, D, E and F to the Security Agreement in order to make each representation and warranty contained in Sections 3.1 and 3.2 of the Security Agreement true and correct with respect to the Company as of the date hereof and after giving effect to this Accession and (ii) after giving effect to this Accession and to the incorporation into such Annexes, as applicable, of the information set forth in Schedule 1, each representation and warranty contained in Article III of the Security Agreement is true and correct with respect to the Company as of the date hereof, as if such representations and warranties were set forth at length herein.

         3. This Accession shall be a Credit Document (within the meaning of such term under the Credit Agreement), shall be binding upon and enforceable against the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. This Accession and its attachments are hereby incorporated into the Security Agreement and made a part thereof.

         IN WITNESS WHEREOF, the Company has caused this Accession to be executed under seal by its duly authorized officer as of the date first above written.



                                       [NAME OF COMPANY]


                                       By:
                                           ----------------------------------

                                       Title:
                                              ---------------------------------



                                      3